                                                                   Exhibit 10(b)
                                                                   -------------



                        Consent of Mayer, Brown & Platt

On behalf of Meyers Investment Trust, formerly the Meyers Sheppard Investment Trust, we consent to the reference to our firm as Counsel in Post-Effective Amendment No. 4 to the Registration Statement under the Securities Act and the Investment Company Act on Form N-1A (SEC file nos. 333-02111 and 811-7581 respectively).

                                            Mayer, Brown & Platt


New York, New York
September 25, 1997